[EATON VANCE LOGO]                                    [PHOTO OF EDUCATION SIGN]

Annual Report November 30, 2000


                                   EATON VANCE
[PHOTO OF HIGHWAY AT NIGHT]         MUNICIPAL
                                     INCOME
                                      TRUST

[PHOTO OF SUSPENSION BRIDGE]

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 2000

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER PRESIDENT]

As most investors know, municipal bonds have long occupied a unique position among investment asset classes. Historically, the $1.5 trillion municipal market has financed a broad range of important public projects, including utilities, transportation facilities, hospitals, education, economic development and housing projects. These projects address the needs of local and state communities, generate new employment opportunities and improve the quality of life for many citizens. We thought it might be helpful to shareholders to begin a series of discussions with a broad overview of this vital market.

REVENUE BONDS: PROVIDING FINANCING
FOR ESSENTIAL, FEE-BASED SERVICES...

Roughly two-thirds of all municipal bond issuance over the past decade has consisted of revenue bonds. These bonds are issued by entities that charge their customers a fee to provide essential services and include a very broad range of issuers. Electric and water utilities, airport and turnpike authorities, housing projects and hospitals are just a few examples of entities that issue revenue bonds. Interest payments to bondholders are paid from user fees paid for services.

For investors, credit quality is critical. Municipal bond analysts look for trends that may impact an issuer's revenue base, which could include shifts in demographics within the customer base, a rise or fall in competitive rates for water or electric power, or changes in insurance reimbursements for medical procedures. Those trends bear close watching, for any significant change may have a major impact on the value of the investment.

GENERAL OBLIGATION BONDS:
BACKED BY THE "FULL FAITH AND CREDIT"
OF THE ISSUER...

General obligation bonds (GOs) constitute the remaining one-third of the municipal market. Issued by states, counties, cities, towns, villages and school districts, GOs are backed by the full faith and credit of the issuer, as represented by the unlimited taxing power of the jurisdiction. Because of that taxing power, GOs are often accorded a fairly high credit quality, dependent, of course, on the creditworthiness of the community in question.

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]
--------------------------------------------------------------------------------
MUNICIPAL BOND YIELDS EXCEEDED TREASURY YIELDS

30-Year AAA-rated
General Obligation (GO) Bonds*..........................................  5.67%

Taxable equivalent yield
is 39.6% tax bracket....................................................  9.39%

30-Year Treasury bond...................................................  5.61%

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Trust's yield. Statistics as of November 30, 2000.

Past performance is no guarantee of future sales.

Source: Bloomberg L.P.
--------------------------------------------------------------------------------

Investors analyze a community's economic base, looking for sound fundamentals and a strong tax revenue base. In cases where that tax base is threatened, credit quality may be jeopardized. For example, New York City was close to bankruptcy in 1975 and its GO bonds performed very poorly. However, as the City's fortunes improved in the 1980s and 1990s, its revenue base improved significantly, leading to an upgrade in its bonds.

At Eaton Vance, we have long been major participants in the municipal market, and have been active in bringing municipal alternatives to investors. While the importance of the municipal market is apparent in the projects that improve our lives, we believe that municipal bonds play an equally important role for today's tax-conscious investors. We will continue to seek promising opportunities in this important market.

                             Sincerely,
                             /s/ Thomas J. Fetter
                             ----------------------
                             Thomas J. Fetter
                             President
                             January 11, 2001

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2000

MANAGEMENT DISCUSSION

[PHOTO OF THOMAS M. METZOLD PORTFOLIO MANAGER]

INVESTMENT ENVIRONMENT

- Following several years of remarkable growth, the U.S. economy finally showed signs of slowing in the second half of 2000. Last year's rise in interest rates, engineered by the Federal Reserve to check inflation, has resulted in lower corporate profits, slower capital investment and weaker consumer demand.

- In contrast to a disappointing 1999, when municipal bonds declined under the weight of rising interest rates, signs of weaker economic growth have prompted an impressive rally in 2000. The Fed's moves generated hopes among fixed-income investors that rates may soon be lowered, improving the outlook for the bond markets.

- Municipal yields, which generally peaked in January, have since declined in response to weakening economic indicators. Accordingly, bond prices, which move in the opposite direction of interest rates, have moved higher.

MANAGEMENT DISCUSSION

- The market price of Eaton Vance Municipal Income Trust lagged the underlying NAV significantly. In our view, that disparity reflected temporary investor concerns amid continuing volatility in the equity markets and still-to-be-resolved economic uncertainties. Because historically these disparities have tended to narrow over time, we believe that the Trust represented unusually good value at November 30, 2000.

- The Trust was able to establish some capital losses during the year to offset potential capital gains, thereby helping to reduce tax liability. This strategy also afforded the Trust the opportunity to potentially increase income by using the proceeds to purchase higher-yielding bonds.

- In a low supply environment, management continued to work to strengthen the Trust's call protection and other structural characteristics. Municipal supply has been low because government surpluses at the state and federal levels have lessened funding needs.

THE TRUST

PERFORMANCE FOR THE PAST YEAR

- Based on share price (traded on the New York Stock Exchange), the Trust had a total return of 2.05% for the year ended November 30, 2000. That return was the result of a decline in share price from $11.6875 on November 30, 1999 to $11.125 on November 30, 2000, and the reinvestment of $0.785 in regular monthly dividends.

- Based on net asset value, the Trust had a total return of 9.31% for the year period ended November 30, 2000. That return was the result of an increase in net asset value from $11.72 on November 30, 1999 to $11.95 on November 30, 2000, and the reinvestment of all distributions.

- Based on the most recent dividend and a share price of $11.125, the Trust had a market yield of 6.70% at November 30, 2000.(1) The Trust's market yield is equivalent to a taxable yield of 11.09%.(2)


RATING DISTRIBUTION(3)
----------------------------------------------------------------------
By total investments

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

A.................................................................    6.0%
AA................................................................   16.6%
AAA...............................................................   30.4%
B.................................................................    1.0%
BB................................................................    0.4%
BBB...............................................................   17.0%
Non-Rated.........................................................   28.6%

----------------------------------------------------------------------
SHARES OF THE TRUST ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED. YIELDS WILL VARY.
----------------------------------------------------------------------

TRUST INFORMATION
AS OF NOVEMBER 30, 2000

PERFORMANCE(4)
-----------------------------------------------------------------------
Average Annual Total Returns (by market value, New York Stock Exchange)
-----------------------------------------------------------------------
One Year                              2.05%
Life of Trust (1/29/99)              -9.68%


Average Annual Total Returns (at net asset value)
-----------------------------------------------------------------------
One Year                              9.31%
Life of Trust (1/29/99)              -6.10%

For federal income tax purposes, 100% of the total dividends paid by the Fund from net investment income during the year ended November 30, 2000 was designated as an exempt-interest dividend.

FIVE LARGEST CATEGORIES(3)
-----------------------------------------------------------------------

Hospital                              17.4%
General Obligations                   12.3%
Industrial Development Revenue         9.3%
Issued Transportation*                 7.5%
Housing                                7.4%

*Private insurance does not reduce the interest rate risks that are associated with these investments.


(1) The Trust's market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(2) Taxable-equivalent yield assumes maximum 39.6% federal income tax rate. A lower rate would result in a lower tax- equivalent figure.

(3) Rating Distribution and Largest Categories are determined by dividing the total market value of the holdings by the total net assets of the Trust. Rating Distribution and Largest Categories are subject to change.

(4) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested.

Past performance is no guarantee of future results. Investment return and market price will fluctuate so that shares, when sold, may be worth more or less than their original cost.

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2000

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 98.9%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Assisted Living -- 0.8%
-------------------------------------------------------------------------
    $   430        Delaware County, PA, IDA, (Glen Riddle),
                   (AMT), 8.125%, 9/1/05                     $    446,654
      2,000        Delaware County, PA, IDA, (Glen Riddle),
                   (AMT), 8.625%, 9/1/25                        2,139,180
-------------------------------------------------------------------------
                                                             $  2,585,834
-------------------------------------------------------------------------
Certificates of Participation -- 0.5%
-------------------------------------------------------------------------
    $ 2,000        Cliff House Trust, PA, (AMT),
                   6.625%, 6/1/27                            $  1,804,040
-------------------------------------------------------------------------
                                                             $  1,804,040
-------------------------------------------------------------------------
Cogeneration -- 0.9%
-------------------------------------------------------------------------
    $ 2,950        Maryland Energy Cogeneration, (AES
                   Warrior Run), (AMT), 7.40%, 9/1/19        $  2,982,981
-------------------------------------------------------------------------
                                                             $  2,982,981
-------------------------------------------------------------------------
Education -- 4.2%
-------------------------------------------------------------------------
    $ 3,185        Florida Capital Projects Finance
                   Authority, Student Housing Revenue,
                   (Florida University), 7.75%, 8/15/20      $  3,141,780
      6,875        Massachusetts Development Finance
                   Agency, (Boston University),
                   5.45%, 5/15/59                               6,407,019
      4,750        New York Dormitory Authority, (State
                   University Educational Facilities),
                   4.75%, 5/15/28                               4,104,427
-------------------------------------------------------------------------
                                                             $ 13,653,226
-------------------------------------------------------------------------
Electric Utilities -- 5.2%
-------------------------------------------------------------------------
    $ 8,000        Brazos River Authority, TX, (Reliant
                   Energy, Inc.), 5.375%, 4/1/19             $  7,137,440
      1,500        North Carolina Eastern Municipal Power
                   Agency, (Power System Revenue),
                   5.75%, 1/1/26                                1,412,760
      7,250        North Carolina Municipal Power Agency ,
                   6.50%, 1/1/20                                7,482,072
        475        Ohio Air Quality Development Authority
                   PCR, (Ohio Edison Co.), Variable Rate,
                   9/1/18                                         475,000
        300        Schuylkill County, PA, IDA,
                   (Northeastern Power), (AMT), Variable
                   Rate, 12/1/22                                  300,000
-------------------------------------------------------------------------
                                                             $ 16,807,272
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 3.2%
-------------------------------------------------------------------------
    $35,000        Dawson Ridge, CO, Metropolitan District
                   #1, Escrowed to Maturity, 0.00%, 10/1/22  $  8,397,550
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Escrowed / Prerefunded (continued)
-------------------------------------------------------------------------
    $ 1,725        Maricopa County, AZ, IDA, (Place Five
                   and The Greenery), Escrowed to Maturity,
                   8.625%, 1/1/27                            $  2,100,998
-------------------------------------------------------------------------
                                                             $ 10,498,548
-------------------------------------------------------------------------
General Obligations -- 12.3%
-------------------------------------------------------------------------
    $ 3,280        Bell Mountain Ranch, CO, Metropolitan
                   District, 6.625%, 11/15/25                $  3,075,295
        500        California, Variable Rate, 12/1/23(1)(2)       873,400
      3,500        California, Residual Certificates,
                   Variable Rate, 9/1/30(2)(3)                  3,335,955
     15,735        Florida Board of Education,
                   4.75%, 6/1/28                               14,012,647
      4,000        Kershaw County, SC, School District,
                   5.00%, 2/1/18                                3,876,480
      8,500        Michigan Building Authority Revenue,
                   4.75%, 10/15/21                              7,641,755
      8,500        North East Independent School District,
                   TX, 4.50%, 10/1/28                           7,152,920
-------------------------------------------------------------------------
                                                             $ 39,968,452
-------------------------------------------------------------------------
Hospital -- 17.4%
-------------------------------------------------------------------------
    $ 4,000        Baxter County, AK, Community Hospital
                   District, 5.625%, 9/1/28                  $  3,347,160
      3,265        Bell County, TX, (Heritage Oaks
                   Healthcare), 6.70%, 6/1/29                   2,649,776
      2,500        California Health Facilities Financing
                   Authority, (Cedars Sinai Medical
                   Center), Variable Rate, 12/1/34(1)(2)        2,654,025
      1,000        Chautauqua County, NY, IDA, (Women's
                   Christian Association), 6.35%, 11/15/17        924,920
      1,000        Chautauqua County, NY, IDA, (Women's
                   Christian Association), 6.40%, 11/15/29        850,060
      1,500        Colorado Health Facilities Authority,
                   (Rocky Mountain Adventist),
                   6.625%, 2/1/22                               1,414,560
      1,000        Halifax, FL, Medical Center ,
                   7.25%, 10/1/24                                 950,020
      2,870        Highland County, OH, (Joint Township
                   Hospital District), 6.75%, 12/1/29           2,564,546
      3,500        John Tolfree Health System Corp., MI,
                   6.00%, 9/15/23                               2,923,620
      1,215        Loris, SC, Community Hospital District,
                   5.625%, 1/1/20                               1,029,154
      3,500        Loris, SC, Community Hospital District,
                   5.625%, 1/1/29                               2,846,270
      5,750        Louisiana Public Facilities Authority,
                   (Tuoro Infirmary), 5.625%, 8/15/29           5,048,270
      2,000        Martin County, MN, (Fairmont Community
                   Hospital Association ), 6.625%, 9/1/22       1,811,420

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2000

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Hospital (continued)
-------------------------------------------------------------------------
    $ 6,000        Massachusetts HEFA, (Partners Healthcare
                   System), 5.25%, 7/1/29                    $  5,222,820
      1,700        Mecosta County, MI, General Hospital,
                   5.75%, 5/15/09                               1,607,520
      2,500        Mecosta County, MI, General Hospital,
                   6.00%, 5/15/18                               2,131,700
      4,260        New Jersey Health Care Facilities
                   Financing Authority, (Capital Health
                   System), 5.25%, 7/1/27                       3,097,318
      4,085        New Jersey Health Care Facilities
                   Financing Authority, (St. Barnabas
                   Health Center),
                   Variable Rate, 7/1/28(2)(3)                  2,621,876
      1,500        New Jersey Health Care Facilities
                   Financing Authority, (Trinitas
                   Hospital), 7.50%, 7/1/30                     1,544,325
      1,615        Oneonta, AL, Eastern Health Care
                   Facility Financing Authority,
                   7.75%, 7/1/21                                1,662,110
      7,000        Rhode Island HEFA, (St. Joseph Health
                   Services), 5.50%, 10/1/29                    5,309,710
      2,425        Southwestern Illinois, IDR, (Anderson
                   Hospital), 5.625%, 8/15/29                   1,946,620
      3,000        Weber County, UT, (IHC Health Services,
                   Inc.), 5.00%, 8/15/30                        2,652,030
-------------------------------------------------------------------------
                                                             $ 56,809,830
-------------------------------------------------------------------------
Housing -- 7.4%
-------------------------------------------------------------------------
    $ 3,600        California Statewide Communities
                   Development Authority, (Corporate Fund
                   for Housing), 7.25%, 12/1/34              $  3,602,844
      4,000        Charter Mac Equity, TN, (AMT),
                   6.625%, 6/30/09                              3,945,680
        980        Lake Creek, CO, Affordable Housing
                   Corp., Multifamily, 7.00%, 12/1/23             915,536
      4,640        Louisiana Public Facilities Authority,
                   (Eden Point), 6.25%, 3/1/34                  4,074,941
      4,000        Muni Mae Tax Exempt Bond, LLC, (AMT),
                   Variable Rate, 6/30/09                       3,974,200
      3,430        North Little Rock, AR, Residential
                   Housing Facilities, (Parkstone Place),
                   6.50%, 8/1/21                                3,225,881
      3,700        Oregon Health Authority, (Trillium
                   Affordable Housing), (AMT),
                   6.75%, 8/15/29                               3,435,857
      1,000        Raleigh, NC, Housing Authority,
                   Multifamily, (Cedar Point) ,
                   7.00%, 11/1/30                                 841,790
-------------------------------------------------------------------------
                                                             $ 24,016,729
-------------------------------------------------------------------------
Industrial Development Revenue -- 9.3%
-------------------------------------------------------------------------
    $ 1,990        Abia Development Corp., TX, (Austin
                   Cargoport Development), (AMT),
                   6.50%, 10/1/24                            $  1,764,274
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Industrial Development Revenue (continued)
-------------------------------------------------------------------------
    $ 1,970        Broward County, FL, IDR, (Lynxs
                   Cargoport), (AMT), 6.75%, 6/1/19          $  1,816,990
      3,700        Charleston County, SC, IDA, (Zeigler
                   Coal), 6.95%, 8/10/28                          555,000
      4,000        Courtland, AL, Solid Waste Disposal,
                   (Champion International Corp.),
                   6.70%, 11/1/29                               4,067,840
      2,500        Denver, CO, City and County, (United
                   Airlines),
                   Variable Rate, 10/1/32(1)(2)                 2,431,350
      1,000        Gloucester County, NJ, Improvements
                   Authority, (Waste Management, Inc.),
                   7.00%, 12/1/29                               1,031,610
      2,500        Gulf Coast, TX, Waste Disposal
                   Authority, (Valero Energy Corp.) (AMT),
                   5.70%, 4/1/32                                2,119,625
      3,425        Middleboro, MA, (Read Corp.),
                   9.50%, 10/1/10                               3,536,415
      3,550        Mississippi Business Finance Corp.,
                   (System Energy Resources, Inc.),
                   5.90%, 5/1/22                                3,278,389
      3,000        Missouri Development Finance Authority,
                   Solid Waste Disposal, (Proctor and
                   Gamble Paper Products), (AMT),
                   5.20%, 3/15/29                               2,841,360
      5,750        Ohio Solid Waste Disposal, (USG Corp.),
                   (AMT), 5.65%, 3/1/33                         3,729,795
      3,550        Phoenix, AZ, IDA, (America West
                   Airlines, Inc.), (AMT), 6.25%, 6/1/19        3,087,506
-------------------------------------------------------------------------
                                                             $ 30,260,154
-------------------------------------------------------------------------
Insured-Education -- 0.8%
-------------------------------------------------------------------------
    $ 3,000        Massachusetts HEFA, (Berklee College of
                   Music), (MBIA), Variable Rate,
                   10/1/27(1)(2)                             $  2,639,340
-------------------------------------------------------------------------
                                                             $  2,639,340
-------------------------------------------------------------------------
Insured-Electric Utilities -- 2.8%
-------------------------------------------------------------------------
    $ 6,250        Brazos River Authority, TX, PCR, (Texas
                   Utilities Electric Co.), (MBIA), (AMT),
                   5.55%, 6/1/30                             $  6,086,375
      3,000        Burke County, GA, Development Authority,
                   (Power Plant), (MBIA), (AMT),
                   5.45%, 5/1/34                                2,886,660
-------------------------------------------------------------------------
                                                             $  8,973,035
-------------------------------------------------------------------------
Insured-General Obligations -- 0.5%
-------------------------------------------------------------------------
    $ 1,725        Lancaster County, SC, School District,
                   (FSA), 4.75%, 3/1/18                      $  1,602,784
-------------------------------------------------------------------------
                                                             $  1,602,784
-------------------------------------------------------------------------
Insured-Hospital -- 4.5%
-------------------------------------------------------------------------
    $10,000        New York Dormitory Authority, (Municipal
                   Health Facilities Improvement), (FSA),
                   4.75%, 1/15/29                            $  8,757,900

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2000

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Hospital (continued)
-------------------------------------------------------------------------
    $ 6,900        New York Dormitory Authority, (New York
                   Presbyterian Hospital), (AMBAC),
                   4.75%, 8/1/27(4)                          $  6,074,070
-------------------------------------------------------------------------
                                                             $ 14,831,970
-------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 1.4%
-------------------------------------------------------------------------
    $ 5,000        San Mateo County, CA, Joint Powers
                   Financing Authority, (FSA), Variable
                   Rate, 7/15/29(1)(2)                       $  4,440,650
-------------------------------------------------------------------------
                                                             $  4,440,650
-------------------------------------------------------------------------
Insured-Transportation -- 7.5%
-------------------------------------------------------------------------
    $ 2,850        Clark County, NV, Airport Revenue,
                   (MBIA), 6.00%, 7/1/29                     $  2,980,501
      4,930        Dallas-Fort Worth, TX, International
                   Airport, (FGIC), (AMT), 5.75%, 11/1/30       4,934,831
      4,500        Dallas-Fort Worth, TX, International
                   Airport, (FGIC), (AMT), 6.125%, 11/1/35      4,639,950
      3,500        Florida Turnpike Authority, (Department
                   of Transportation), (FGIC),
                   4.50%, 7/1/27                                2,996,490
      4,250        Metropolitan Transportation Authority,
                   NY, Commuter Revenue (FGIC),
                   4.75%, 7/1/26                                3,769,622
      5,500        Nevada Department of Business and
                   Industry, (Las Vegas Monorail -1st
                   Tier), (AMBAC), 5.375%, 1/1/40               5,266,525
-------------------------------------------------------------------------
                                                             $ 24,587,919
-------------------------------------------------------------------------
Insured-Water and Sewer -- 1.3%
-------------------------------------------------------------------------
    $ 5,000        Charleston, SC, Waterworks and Sewer
                   Revenue, (FGIC), 4.50%, 1/1/24            $  4,274,150
-------------------------------------------------------------------------
                                                             $  4,274,150
-------------------------------------------------------------------------
Miscellaneous -- 1.1%
-------------------------------------------------------------------------
    $ 3,300        Santa Fe, NM, (Crow Hobbs),
                   8.50%, 9/1/16                             $  3,446,652
-------------------------------------------------------------------------
                                                             $  3,446,652
-------------------------------------------------------------------------
Nursing Home -- 1.6%
-------------------------------------------------------------------------
    $ 2,000        Orange County, FL, Health Facilities
                   Authority, (Westminster Community Care)
                   , 6.75%, 4/1/34                           $  1,763,180
      2,000        Tarrant County, TX, Health Facilities,
                   (3927 Foundation), 10.25%, 9/1/19(5)           697,920
      3,000        Wisconsin HEFA, (Wisconsin Illinois
                   Senior Housing), 7.00%, 8/1/29               2,769,420
-------------------------------------------------------------------------
                                                             $  5,230,520
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Pooled Loans -- 0.9%
-------------------------------------------------------------------------
    $   667        Tax Exempt Securities Trust, Community
                   Health Provider, Pooled Loan Program,
                   6.00%, 12/1/36                            $    610,036
      1,760        Tax Exempt Securities Trust, Community
                   Health Provider, Pooled Loan Program,
                   6.25%, 12/1/36                               1,674,509
        668        Tax Exempt Securities Trust, Community
                   Health Provider, Pooled Loan Program,
                   7.75%, 12/1/36                                 643,959
-------------------------------------------------------------------------
                                                             $  2,928,504
-------------------------------------------------------------------------
Senior Living / Life Care -- 2.5%
-------------------------------------------------------------------------
    $ 3,245        Logan County, CO, Industrial Development
                   Revenue, (TLC Care Choices, Inc.),
                   6.875%, 12/1/23                           $  2,869,943
      1,400        Mesquite, TX, Health Facilities
                   Development Authority, (Christian
                   Retirement Facility), 7.625%, 2/15/28        1,398,166
      3,700        Ohio HFA, Retirement Rental Housing,
                   (Encore Retirement Partners),
                   6.75%, 3/1/19                                3,125,353
        750        Okaloosa County, FL, Retirement Rental
                   Housing, (Encore Retirement Partners),
                   6.125%, 2/1/14                                 633,173
-------------------------------------------------------------------------
                                                             $  8,026,635
-------------------------------------------------------------------------
Special Tax Revenue -- 2.7%
-------------------------------------------------------------------------
    $ 3,600        Black Hawk, CO, Business Improvement
                   District, 6.50%, 12/1/11                  $  3,478,140
      1,555        Longleaf, FL, Community Development
                   District, 6.20%, 5/1/09                      1,487,684
      1,955        Longleaf, FL, Community Development
                   District, 6.65%, 5/1/20                      1,854,044
      2,000        South Orange County, CA, Public
                   Financing Authority, DRIVERS, Variable
                   Rate, 8/15/15(2)(3)                          2,072,660
-------------------------------------------------------------------------
                                                             $  8,892,528
-------------------------------------------------------------------------
Transportation -- 2.8%
-------------------------------------------------------------------------
    $ 4,000        Kent County, MI, Airport Facility,
                   (AMT), Variable Rate, 1/1/25(1)(2)        $  3,421,920
      5,000        Los Angeles County, CA, Metropolitan
                   Transportation Authority, Variable Rate,
                   7/1/28(1)(2)                                 3,986,850
      2,400        Massachusetts Turnpike Authority,
                   Metropolitan Highway System, Variable
                   Rate, 1/1/37(2)(3)                           1,738,512
-------------------------------------------------------------------------
                                                             $  9,147,282
-------------------------------------------------------------------------
Utilities - Electrical and Gas -- 2.3%
-------------------------------------------------------------------------
    $ 8,500        San Antonio, TX, Electric and Natural
                   Gas Revenue, 4.50%, 2/1/21                $  7,401,035
-------------------------------------------------------------------------
                                                             $  7,401,035
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2000

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Water and Sewer -- 5.0%
-------------------------------------------------------------------------
    $ 5,000        Los Angeles, CA, Department of Water and
                   Power, Variable Rate, 2/15/30(1)(2)       $  5,353,100
      2,500        Metropolitan Water District, CA,
                   (Southern California Waterworks),
                   Variable Rate, 7/1/27(2)(3)                  2,129,575
      2,100        New York, NY, City Municipal Water
                   Finance Authority (Water and Sewer
                   Systems Revenue), 5.50%, 6/15/33             2,088,912
      6,500        Sacramento County, CA, Sanitation
                   District Financing Authority Revenue,
                   5.875%, 12/1/27                              6,718,985
-------------------------------------------------------------------------
                                                             $ 16,290,572
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.9%
   (identified cost $344,458,828)                            $322,100,642
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.1%                       $  3,590,141
-------------------------------------------------------------------------
Net Assets -- 100.0%                                         $325,690,783
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 At November 30, 2000, the concentration of the Trust's investments in the various states, determined as a percentage of net assets, is as follows:

California                                                  10.8%
Texas                                                       14.1%
Others, representing less than 10% individually             74.0%

 The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2000, 19.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 3.5% to 6.4% of total investments.
 (1)  Security has been issued as an inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as a leveraged inverse floater bond.
 (4) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (5)  Non-income producing.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF NOVEMBER 30, 2000
Assets
------------------------------------------------------
Investments, at value
   (identified cost, $344,458,828)        $322,100,642
Receivable for investments sold                 30,000
Interest receivable                          6,082,807
Prepaid expenses                                16,758
------------------------------------------------------
TOTAL ASSETS                              $328,230,207
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for investments purchased         $  2,073,038
Payable for daily variation margin on
   open financial futures contracts             56,250
Payable to affiliate for Trustees' fees          1,410
Payable for open swap contracts                 43,800
Due to bank                                    286,210
Accrued expenses                                78,716
------------------------------------------------------
TOTAL LIABILITIES                         $  2,539,424
------------------------------------------------------
NET ASSETS                                $325,690,783
------------------------------------------------------

Sources of Net Assets
------------------------------------------------------
Auction Preferred Shares, $0.01 par
   value; unlimited number of shares
   authorized, 5,240 shares issued and
   outstanding at $25,000
   per share                              $131,000,000
Common Shares, $0.01 par value;
   unlimited number of shares
   authorized, 16,284,961 shares issued
   and outstanding                             162,850
Additional paid-in capital                 241,669,454
Accumulated net realized loss (computed
   on the basis of identified cost)        (25,493,829)
Accumulated undistributed net investment
   income                                      832,969
Net unrealized depreciation (computed on
   the basis of identified cost)           (22,480,661)
------------------------------------------------------
NET ASSETS                                $325,690,783
------------------------------------------------------
Net assets applicable to preferred
   shares --
   Auction Preferred Shares at
      liquidation value                   $131,000,000
   Cumulative undeclared dividends              14,722
------------------------------------------------------
NET ASSETS APPLICABLE TO PREFERRED
   SHARES                                 $131,014,722
------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHARES    $194,676,061
------------------------------------------------------
TOTAL NET ASSETS                          $325,690,783
------------------------------------------------------
Net Asset Value Per Common Share
------------------------------------------------------
($194,676,061  DIVIDED BY 16,284,961
   COMMON SHARES ISSUED AND OUTSTANDING)  $      11.95
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
NOVEMBER 30, 2000
Investment Income
------------------------------------------------------
Interest                                  $ 21,181,820
------------------------------------------------------
TOTAL INVESTMENT INCOME                   $ 21,181,820
------------------------------------------------------

Expenses
------------------------------------------------------
Investment adviser fee                    $  2,229,471
Administration fee                             636,917
Trustees fees and expenses                      15,014
Preferred shares remarketing agent fee         328,397
Transfer and dividend disbursing
   agent fees                                  166,666
Legal and accounting services                   50,732
Custodian fee                                  119,303
Printing and postage                            38,054
Miscellaneous                                   56,054
------------------------------------------------------
TOTAL EXPENSES                            $  3,640,608
------------------------------------------------------
Deduct --
   Reduction of custodian fee             $     80,456
------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $     80,456
------------------------------------------------------

NET EXPENSES                              $  3,560,152
------------------------------------------------------

NET INVESTMENT INCOME                     $ 17,621,668
------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(14,530,969)
   Financial futures contracts                 (13,650)
------------------------------------------------------
NET REALIZED LOSS                         $(14,544,619)
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ 18,911,486
   Financial futures contracts                 (78,675)
   Interest rate swap contracts                (43,800)
------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)            $ 18,789,011
------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $  4,244,392
------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 21,866,060
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         PERIOD ENDED
IN NET ASSETS                             NOVEMBER 30, 2000  NOVEMBER 30, 1999(1)
---------------------------------------------------------------------------------
From operations --
   Net investment income                  $      17,621,668  $         13,332,034
   Net realized loss                            (14,544,619)          (10,949,210)
   Net change in unrealized
      appreciation (depreciation)                18,789,011           (41,269,672)
---------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $      21,866,060  $        (38,886,848)
---------------------------------------------------------------------------------
Distributions to shareholders --
   Preferred Shareholders --
      From net investment income          $      (5,330,835) $         (3,132,498)
   Common Shareholders --
      From net investment income          $     (12,771,225) $         (8,886,175)
---------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $     (18,102,060) $        (12,018,673)
---------------------------------------------------------------------------------
Capital share transactions --
   Proceeds from sale of
      preferred shares                    $              --  $        131,000,000
   Proceeds from sale of common shares                   --           241,500,000
   Reinvestment of distributions
      to shareholders                               672,063             1,532,594
   Offering costs and preferred shares
      underwriting discounts                             --            (1,972,353)
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
   SHARE TRANSACTIONS                     $         672,063  $        372,060,241
---------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $       4,436,063  $        321,154,720
---------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------
At beginning of year                      $     321,254,720  $            100,000
---------------------------------------------------------------------------------
AT END OF YEAR                            $     325,690,783  $        321,254,720
---------------------------------------------------------------------------------

Accumulated undistributed
net investement income
included in net assets
---------------------------------------------------------------------------------
AT END OF YEAR                            $         832,969  $          1,313,361
---------------------------------------------------------------------------------

 (1) For the period from the start of business, January 29, 1999, to November 30, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                       YEAR ENDED NOVEMBER 30,
                                  ---------------------------------
                                    2000(1)          1999(1)(2)
-------------------------------------------------------------------
Net asset value -- Beginning
   of year (Common shares)          $11.720           $15.000
-------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------
Net investment income               $ 1.083           $ 0.837
Net realized and unrealized
   gain (loss)                        0.260            (3.246)
-------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 1.343           $(2.409)
-------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------
Preferred Shareholders --
   From net investment income       $(0.328)          $(0.197)
Common Shareholders --
   From net investment income       $(0.785)          $(0.550)
-------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(1.113)          $(0.747)
-------------------------------------------------------------------
PREFERRED AND COMMON SHARES
   OFFERING COSTS CHARGED TO
   PAID-IN CAPITAL                  $    --           $(0.042)
-------------------------------------------------------------------
PREFERRED SHARES UNDERWRITING
   DISCOUNTS                             --           $(0.082)
-------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR
   (COMMON SHARES)                  $11.950           $11.720
-------------------------------------------------------------------

MARKET VALUE -- END OF YEAR
   (COMMON SHARES)                  $11.125           $11.688
-------------------------------------------------------------------

TOTAL RETURN(3)                        2.05%           (18.74)%
-------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                       YEAR ENDED NOVEMBER 30,
                                  ---------------------------------
                                    2000(1)          1999(1)(2)
-------------------------------------------------------------------

Ratios/Supplemental Data+ ++
-------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $325,691           $321,255
Ratios (As a percentage of
   average net assets
   attributable to common
   shares):
   Net expenses(4)                     1.95%              1.76%(5)
   Net expenses after
     custodian fee
     reduction(4)                      1.91%              1.70%(5)
   Net investment income(4)            9.47%              7.38%(5)
Portfolio Turnover                       66%               151%
+  The expenses of the Trust may reflect a reduction of the
   investment adviser fee. Had such action not been taken, the ratios and the net investment income per share would have been as follows:
Ratios (As a percentage of
   average net assets
   attributable to common
   shares):
   Expenses                                               1.76%(5)
   Expenses after custodian
     fee reduction                                        1.70%(5)
   Net investment income                                  7.38%(5)
   Net investment income per
     share                                            $  0.837
++ The ratios reported above are based on net assets attributable solely to common shares. The ratios based on net assets,
   including amounts related to preferred shares, are as follows:
Ratios (As a percentage of
   average total net assets):
   Net expenses(4)                     1.15%              1.14%(5)
   Net expenses after
     custodian fee
     reduction(4)                      1.12%              1.10%(5)
   Net investment income(4)            5.56%              4.77%(5)
+  The expenses of the Trust may reflect a reduction of the
   investment adviser fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average total net assets):
   Expenses                                               1.14%(5)
   Expenses after custodian
     fee reduction                                        1.10%(5)
   Net investment income                                  4.77%(5)
-------------------------------------------------------------------
Senior Securities:
   Total preferred shares
     outstanding                      5,240              5,240
   Asset coverage per
     preferred share(6)            $ 62,155           $ 61,308
   Involuntary liquidation
     preference per preferred
     share(7)                      $ 25,000           $ 25,000
   Approximate market value
     per preferred share(7)        $ 25,000           $ 25,000
-------------------------------------------------------------------

 (1)  Computed using average common shares outstanding.
 (2) For the period from the start of business, January 29, 1999, to November 30, 1999.
 (3) Total return is calculated assuming a purchase at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets attributable to common shares reflect the Trust's leveraged capital structure.
 (5)  Annualized.
 (6) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total asset, and dividing this by the number of preferred shares outstanding.
 (7)  Plus accumulated and unpaid dividends.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Municipal Income Trust (the Trust) is an entity commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Trust was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated December 10, 1998. The Trust's investment objective is to achieve current income exempt from regular federal income tax by investing primarily in investment-grade municipal obligations.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on the commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Investment Transactions -- Investment transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Trust instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

 C Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. The Trust will adopt the provision of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Trust will begin accreting market discounts on debt securities effective January 1, 2001. Prior to this date, the Trust did not accrete market discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust. The impact of this accounting change has not been determined but will result in an increase to cost of securities and a corresponding increase in net unrealized depreciation based on securities held as of December 31, 2000.

 D Federal Income Taxes -- The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable, if any, and tax-exempt income, including any net realized gain on investments. Therefore, no provision for federal income or excise tax is necessary. At November 30, 2000, the Trust, for federal income tax purposes, had a capital loss carryover of $25,572,504 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryover will expire on November 30, 2007 ($10,949,210) and November 30, 2008 ($14,623,294). In addition, the Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income taxes when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

 E Organization and Offering Costs -- Costs incurred by the Trust in connection with its organization have been expensed. Costs incurred by the Trust in connection with the offerings of the common shares and preferred shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

 F Financial Futures Contracts -- Upon the entering of a financial futures contract, the Trust is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Trust (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Trust. The Trust's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

 G Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by the Trust, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Trust will realize a loss in the amount of the cost of the option. When the Trust enters into a closing sale transaction, the Trust will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Trust exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

 H Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 J Interest Rate Swaps -- The Trust has entered into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to these agreements the Trust makes monthly payments at a rate equal to a predetermined spread to the one-month LIBOR. In exchange, the Trust receives payments based on the rate of return of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Payments received or made at end of measurement period are recorded as realized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Trust is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Trust does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

 K Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Trust. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Trust maintains with IBT. All significant credit balances used to reduce the Trust's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

2 Auction Preferred Shares (APS)
-------------------------------------------
   The Trust issued 2,620 shares of Auction Preferred Shares Series A and 2,620 shares of Auction Preferred Shares Series B on March 1, 1999 in a public offering. The underwriting discount and other offering costs were recorded as a reduction of the capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at a rate which was established at the offering of the APS and have been reset every 7 days thereafter by an auction. Dividend rates ranged from 3.25% to 5.25% and from 3.25% to 5.20% for Series A and Series B Shares respectively, during the year ended
   November 30, 2000. Series A and Series B are identical in all respects except for the dates of reset for the dividend rates.

   The APS are redeemable at the option of the Trust, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust's By-Laws. The Trust pays annual fees equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

3 Distributions to Shareholders
-------------------------------------------
   The Trust intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding preferred shares. Distributions are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the Auction Preferred Shares is generally seven days. The applicable dividend rate for the Auction Preferred Shares on November 30, 2000 was 4.10% and 3.90%, for Series A and Series B Shares, respectively. For the year ended November 30, 2000, the Trust paid dividends to Auction Preferred shareholders amounting to $2,643,920 and $2,686,915 for Series A and Series B Shares, respectively, representing an average APS dividend rate for such period of 4.05% and 4.06%, respectively.

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

4 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee, computed at an annual rate of 0.70% of the Trust's average weekly gross assets, was earned by Eaton Vance Management
   (EVM) as compensation for management and investment advisory services rendered to the Trust. Except for Trustees of the Trust who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Trust out of such investment adviser fee. For the year ended November 30, 2000, the fee was equivalent to 0.70% of the Trust's average weekly gross assets and amounted to $2,229,471. EVM also serves as the administrator of the Trust. An administration fee, computed at the annual rate of 0.20% of the average weekly gross assets of the Trust is paid to EVM for managing and administering business affairs of the Trust. For the year ended November 30, 2000, the administrative fee amounted to $636,917.

   Trustees of the Trust that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended November 30, 2000, no significant amounts have been deferred.

   Certain officers and Trustees of the Trust are officers of EVM.

5 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $212,352,360 and $205,303,924, respectively, for the year ended November 30, 2000.

6 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investment owned by the Trust at November 30, 2000, as computed for Federal income tax purposes, are as follows:

    AGGREGATE COST                            $344,458,828
    ------------------------------------------------------
    Gross unrealized appreciation             $  4,395,952
    Gross unrealized depreciation              (26,754,138)
    ------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $(22,358,186)
    ------------------------------------------------------

7 Shares of Beneficial Interest
-------------------------------------------
   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares. Transactions in common shares were as follows:

                                              YEAR ENDED NOVEMBER 30,
                                              ------------------------
                                                2000        1999(1)
    ------------------------------------------------------------------
    Sales                                      $    --    $16,100,000
    Shares issued pursuant to the Trust's
     dividend reinvestment plan                 61,394        116,900
    ------------------------------------------------------------------
    NET INCREASE                               $61,394    $16,216,900
    ------------------------------------------------------------------

 (1) For the period from the start of business, January 29, 1999 to November 30, 1999.

8 Financial Instruments
-------------------------------------------
   The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations under these financial instruments at November 30, 2000 is as follows:

                                   FUTURES CONTRACTS
    -------------------------------------------------------------------------------
    EXPIRATION                                                       NET UNREALIZED
    DATE(S)      CONTRACTS                                 POSITION  DEPRECIATION
    -------------------------------------------------------------------------------
    3/01         100 Municipal Bond Futures                Short     $      (78,675)

   At November 30, 2000, the Trust had sufficient cash and/or securities to cover margin requirements on open future contracts.

   The Trust has entered into an interest rate swap agreement with Morgan Guaranty Trust Company of New York whereby the Trust makes monthly payments at a rate equal to the one-month LIBOR minus 0.1% on the notional amount of $10,000,000. In exchange, the Trust receives payments equal to the total return on the Municipal Market Data Rate on the same notional amount. The value of the contract, which terminates at September 1, 2001, is recorded as a payable for open swap contracts of $43,800 at November 30, 2000.

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2000

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders
of Eaton Vance Municipal Income Trust:
--------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance Municipal Income Trust (the Trust) as of November 30, 2000, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended November 30. 2000 and for the period from the start of business, January 29, 1999, to November 30, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities held as of November 30, 2000 by correspondence with the custodian and brokers; where replies were received from brokers, we performed other auditing procedures. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights, referred to above, present fairly, in all material respects, the financial position of Eaton Vance Municipal Income Trust at November 30, 2000, and the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 29, 2000

DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Trust's transfer agent, PFPC, Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, PFPC, Inc.

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.
--------------------------------------------------------------------------------

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

                                                      ------------------------------------------------------
                                                      Please print exact name on account:
                                                      ------------------------------------------------------
                                                      Shareholder signature                   Date
                                                      ------------------------------------------------------
                                                      Shareholder signature                   Date
                                                      Please sign exactly as your common shares are registered.
                                                      All persons whose names appear on the share certificate
                                                      must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

THIS AUTHORIZATION FORM, WHEN SIGNED, SHOULD BE MAILED TO THE FOLLOWING ADDRESS:

                                  Eaton Vance Municipal Income Trust
                                  c/o PFPC, Inc.
                                  P.O. Box 8030
                                  Boston, MA 02266-8030
                                  800-331-1710

--------------------------------------------------------------------------------

NUMBER OF EMPLOYEES

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company and has no employees.

NUMBER OF SHAREHOLDERS

As of November 30, 2000, our records indicate that there are 200 registered shareholders and approximately 7,250 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Trust, please write or call:

                                  Eaton Vance Distributors, Inc.
                                  The Eaton Vance Building
                                  255 State Street
                                  Boston, MA 02109
                                  1-800-225-6265

NEW YORK STOCK EXCHANGE SYMBOL

The New York Stock Exchange symbol is EVN.

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2000

INVESTMENT MANAGEMENT

EATON VANCE MUNICIPAL INCOME TRUST

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

Thomas M. Metzold
Vice President and
Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dyner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

INVESTMENT ADVISER AND ADMINISTRATOR OF
EATON VANCE MUNICIPAL INCOME TRUST
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109



CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116



TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
PFPC, INC.
Attn: Eaton Vance Municipal Income Trust
P.O. Box 8030
Boston, MA 02266-8030
(800) 331-1710


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022




EATON VANCE MUNICIPAL INCOME TRUST
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

151-1/01                              CE-NASRC